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Exhibit 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        Each of the undersigned, in his capacity as an officer of REMEC, Inc. (the "Registrant"), hereby certifies that:

        1. The quarterly report of the Registrant on Form 10-Q/A for the period ended May 3, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

        2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ RONALD E. RAGLAND Ronald E. Ragland Chairman and Chief Executive Officer
/s/ DAVID L. MORASH David L. Morash Chief Financial and Accounting Officer
Date: November 12, 2002

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Exhibit 99.1